U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                     INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[  ]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material under Rule 14a-12

SILVER PEARL ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: Common Stock

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form,  Schedule or  Registration  Statement No.:
     (3) Filing Party:
     (4) Date Filed:

                         SILVER PEARL ENTERPRISES, INC.
                        1541 E. Interstate 30, Suite 140
                              Rockwall, Texas 75087
                                 (972) 722-3300

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Silver Pearl Enterprises, Inc. will hold its Annual Meeting of Stockholders at 1541 E. Interstate 30, Suite 140, Rockwall, Texas 75087 on July 30, 2007. We are holding the meeting for the following purposes:

     1) To elect members of the Board of Directors, whose terms are described in the proxy statement; and,

     2) To transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

Holders of record of Silver Pearl common stock at the close of business on June 20, 2007, are entitled to vote at the meeting. The Board urges Stockholders to vote "FOR" Item 1 and solicits your vote.

In addition to the proxy statement, proxy card and voting instructions, a copy of Silver Pearl's annual report on Form 10-KSB, which is not part of the proxy soliciting material is enclosed.

It is important that your shares be represented and voted at the meeting. We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend the meeting, please vote your shares using the enclosed proxy card. Simply sign the return card where required, note the number of shares you own and if you will attend the meeting in person, and return the card in the envelope provided to us at the address first written above. Of course, you may also vote your shares in person at the Annual Meeting.

                                  By Order of the Board of Directors,


                                  Denise D. Smith
                                  Chief Executive Officer
June 22, 2007

                                 PROXY STATEMENT

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Silver Pearl of proxies to be voted at our Annual Meeting of Stockholders, to be held on July 30, 2007, and at any meeting following postponement or adjournment of the Annual Meeting.

You are cordially invited to attend the Annual Meeting, which will begin at 9:00 a.m.. The meeting will be held at 1541 E. Interstate 30, Suite 140, Rockwall, Texas 75087. Stockholders will be admitted beginning at 8:45 a.m.. The location is accessible to handicapped persons, and we will provide wireless headsets for hearing amplification upon request.

You will need an admission ticket to enter the meeting. If you are a stockholder of record, you will find an admission ticket attached to the proxy card sent to you. If you plan to attend the Annual Meeting, please retain the admission ticket. Directions to the Annual Meeting are printed on the admission ticket.

If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the Annual Meeting, you can obtain an admission ticket in advance by sending a written request, along with proof of ownership, such as a recent bank or brokerage account statement, to our transfer agent, Signature Stock Transfer, Inc. at 2301 Ohio Drive, Suite 100, Plano, Texas 75093, (972) 612-4120, Facsimile Number (972) 612-4122. If you arrive at the Annual Meeting without an admission ticket, we will admit you if we are able to verify that you are a Silver Pearl stockholder.

We  are  first  mailing  this  proxy  statement,   the  proxy  card  and  voting
instructions on June 29, 2007, to persons who were stockholders at the close of business on June 20, 2007, the record date for the meeting.

                             IMPORTANT--PLEASE READ

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your proxy at your earliest convenience by mail using the enclosed envelope. This will ensure the presence of a quorum at the Annual Meeting and will save us the expense of additional solicitation. Sending in your proxy card and voting will not prevent you from voting your shares at the Annual Meeting, or changing your vote, if you desire to do so. It will also help us provide adequate seating if you note that you will attend. Your proxy is revocable at your option in the manner described in the Proxy Statement.

PROXIES AND VOTING PROCEDURES

You can vote your shares by completing and returning a proxy card or, if you hold your shares in "street name," a voting instruction form.

If your shares are held in "street name," you must obtain a proxy, executed in your favor, from your broker or other holder of record, to be able to vote at the meeting.

You can revoke your proxy at any time before it is exercised by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting.

All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions.

If you hold your shares through a broker, your shares may be voted even if you do not attend the Annual Meeting.

Abstentions and broker non-votes do not have the effect of votes in opposition to a director. Abstentions are also counted towards determining a quorum.

If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is postponed or adjourned, your proxy will remain valid and may be voted at the postponed or adjourned meeting. You will still be able to revoke your proxy until it is voted. At the date this proxy statement went to press, we did not anticipate that any other matters would be raised at the Annual Meeting.

STOCKHOLDERS ENTITLED TO VOTE

You are entitled to vote at the annual meeting all shares of our common stock that you held as of the close of business on the record date. Each share of our common stock is entitled to one vote with respect to each matter properly brought before the meeting.

On June 20, 2007, the record date, there were 5,696,800 shares of common stock outstanding.

A list of stockholders entitled to vote at the meeting will be available at the meeting, and for 10 days prior to the meeting, at 1541 E. Interstate 30, Suite 140, Rockwall, Texas 75087 between the hours of 10:00 a.m. and 4:00 p.m. local time.

REQUIRED VOTE

The presence, in person or by proxy, of the holders a majority of the voting power at the Annual Meeting shall constitute a quorum, which is required in order to transact business at the meeting.

COST OF PROXY DISTRIBUTION AND SOLICITATION

Silver Pearl will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on behalf of Silver Pearl in person or by telephone, e-mail, facsimile or other electronic means by directors, officers or employees of Silver Pearl, who will receive no additional compensation for soliciting. In accordance with the rules of the Securities and Exchange Commission, we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of Silver Pearl stock.

PROPOSAL 1

Proposal for the Election of Directors

The Board of Directors is comprised of only one class. All of the directors will serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. To date we have not had an annual meeting. We only have one director, who is also our Chief Executive Officer and therefore there are no family relationships among our directors and executive officers. Provided below is a brief description of our director's business experience during the past five years and an indication of directorships she has held in other companies subject to the reporting requirements under the Federal securities laws.

Information with Respect to Director Nominees

DENISE D. SMITH, DIRECTOR. Ms. Smith is our CEO and President. Ms. Smith graduated from Oklahoma State University with a degree in Advertising and Public Relations. She held various sales positions selling advertising for brochures, magazines and a television station. These positions required her to interact with business owners and help them develop an advertising and marketing plan for their business and working with local and national advertising agencies in selling advertising for their clients. This entailed describing the different advertising avenues which gave her an expertise in the advertising and marketing area. She also was required to develop territories and generate new business for her employers. After working successfully in these sales positions she took time to raise a family. Since June 4, 2004, she has been our sole officer and director.

Pursuant to our Articles of Incorporation, this proposal can be approved at the meeting by a plurality of the votes cast.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE ABOVE NAMED DIRECTOR.


Executive Officers

NAME                                 AGE               POSITION
----                                 ---               --------
Denise D. Smith                       51               CEO and President

A brief description of our executive officer and an indication of the directorships, if any, she held in other companies subject to the reporting requirements under the Federal securities laws is provided above within Proposal 1.

                           GOVERNANCE OF SILVER PEARL

Due to our small size and lack of financial resources at this time, we have not designated an Audit Committee. Furthermore, we are currently quoted on the OTC Bulletin Board, which is sponsored by the NASD, under the symbol "SVPE.OB" and the OTCBB does not have any listing requirements mandating the establishment of any particular committees. Our board of directors acts as our Audit Committee and performs equivalent functions, such as: recommending a firm of independent certified public accountants to audit the annual financial statements; reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. For these same reasons, we did not have any other separate committees during fiscal 2006; all functions of a nominating committee, audit committee and compensation committee are currently performed by our director.


Our Board believes that, considering our size and board member, decisions relating to director nominations can be made on a case-by-case basis by our director without the formality of a nominating committee or a nominating committee charter. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees, although we reserve the right in the future to retain a third party search firm, if necessary.

The Board does not have an express policy with regard to the consideration of any director candidates recommended by shareholders since the Board believes that it can adequately evaluate any such nominees on a case-by-case basis. The Board will consider director candidates proposed in accordance with the procedures set forth below under "Shareholder Proposals for the 2008 Annual Meeting," and will evaluate shareholder-recommended candidates under the same criteria as internally generated candidates. Although the Board does not currently have any formal minimum criteria for nominees, substantial relevant business and industry experience would generally be considered important, as would the ability to attend and prepare for board, committee and shareholder meetings. Any candidate must state in advance his or her willingness and interest in serving on the board of directors.

We have not received any recommendations for a director nominee from any shareholder.

Financial Expert

We do not have a qualified financial expert at this time because we have not been able to hire a qualified candidate and because we do not have the financial resources to afford such an expert. However, we intend to continue to search for a qualified individual for hire.

Board Independence

We only have one director, who is also our sole executive officer. Accordingly, we do not have any "independent" directors, as that term is defined in Section 121(A) of the American Stock Exchange's Listing Standards. Since the OTC Bulletin Board does not require that a majority of our directors be independent, we are required to apply the definition of "independent" as defined by an exchange that does have such a requirement, such as the American Stock Exchange.

Once we increase our revenue and expand our operations, we will comply with the requirements of Item 407 of Regulation S-B as necessary.

Directors Attendance at Meetings

During fiscal 2006, the Board held 7 meetings and our director attended all such meetings. Since we do not have separate committees, no committee meetings were held during fiscal 2006, but any such issues were discussed at the Board Meetings.

We intend to schedule a Board meeting in conjunction with our Annual Meeting and expect that our director will attend, absent a valid reason, such as a schedule conflict. This is our first annual meeting and therefore, there was no annual or corresponding board meeting last year.

STOCKHOLDER COMMUNICATIONS WITH DIRECTORS

Silver Pearl stockholders who want to communicate with our Board or any individual director can write to:

                         Silver Pearl Enterprises, Inc.
                        1541 E. Interstate 30, Suite 140
                              Rockwall, Texas 75087
                           Attn: Board Administration

Your letter should indicate that you are a Silver Pearl stockholder. Depending on the subject matter, management will:

     o    Forward the communication to the Director to whom it is addressed;

     o Attempt to handle the inquiry directly, for example where it is a request for information about Silver Pearl or it is a stock-related matter; or

     o Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the Director on request.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of any class of our securities registered under Section 12(g) of the Exchange Act to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based upon our review of copies of such reports, our officers, directors and 10% stockholders filed the reports required by Section 16(a).

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have not been any related party transactions, or any other transactions or relationships required to be disclosed pursuant to Item 404 of Regulation S-B.

Transactions with Promoters

We have not conducted any transactions with promoters.

                                LEGAL PROCEEDINGS

We are not a party to any material legal proceeding and to our knowledge, no such proceeding is currently contemplated or pending.

                       EXECUTIVE AND DIRECTOR COMPENSATION

Our executive officer received $5,100 in fiscal 2006 and $1,560 in fiscal 2005. No other compensation was given or received.

Options/SARs

We did not grant any options or SARs to any of our named executive officers during the last fiscal year nor did any of our executive officers exercise any options or SARs during the last fiscal year.

Long Term Incentive Plans

No Long Term Incentive awards were granted in the last fiscal year.

Board of Director Fees

No remuneration of any nature has been paid for or on account of services rendered by a director in such capacity.

Employment Agreements

The Company has no employment agreements.

INDEPENDENT PUBLIC ACCOUNTANTS

The Board reappointed The Hall Group, CPA's as the independent accounting firm to audit our financial statements for fiscal 2007. The Hall Group CPA's, as our independent accounting firm, audited our financial statements for fiscal years ended 2005 and 2006.

Representatives of The Hall Group CPA's will not be present at the meeting nor will they be available during that time to respond to any questions.

Audit Fees

The aggregate fees billed for professional services rendered by our auditors for the audit of the registrant's annual financial statements and review of the financial statements included in the registrant's Form 10-KSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2006 and 2005 were approximately $2,000 and $4,500 respectively.

Audit-Related Fees

Audit Related Fees in 2006: None.

All Other Fees

No other fees were incurred in fiscal 2006.

Our Board of Directors must pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for Silver Pearl by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, which should nonetheless be approved by our Board prior to the completion of the audit. Each year the independent auditor's retention to audit our financial statements, including the associated fee, is approved by the Board before the filing of the previous year's annual report on Form 10-KSB. At the beginning of the fiscal year, the Board will evaluate other known potential engagements of the independent auditor, including the scope of work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditor's independence from management. At each subsequent Board meeting, the auditor and management may present subsequent services for approval. Typically, these would be services such as due diligence for an acquisition, that would not have been known at the beginning of the year.

Since May 6, 2003, the effective date of the Securities and Exchange Commission rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of The Hall Group has been approved in advance by the Board, and none of those engagements made use of the de minimus exception to pre-approval contained in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934.

                BENEFICIAL OWNERSHIP OF SILVER PEARL COMMON STOCK

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable.

As of June 20, 2007 we had a total of 5,696,800 shares of common stock and zero shares of Preferred Stock issued and outstanding, which are the only equity securities of the Company. The Preferred Stock does not have voting rights with respect to the proposals contained herein, but we include such stock on as converted basis for purposes of the following table.

The following table sets forth, as of June 20, 2007: (a) the names and addresses of each beneficial owner of more than five percent (5%) of our common stock and Preferred Stock (taken together as one class) known to us, the number of shares of common stock and Preferred Stock beneficially owned by each such person, and the percent of our common stock and Preferred Stock so owned; and (b) the names and addresses of each director and executive officer, the number of shares our common stock and Preferred Stock beneficially owned, and the percentage of our common stock and Preferred Stock so owned, by each such person, and by all of our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of our common stock and Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock and Preferred Stock, except as otherwise indicated.

Name and Address                         Amount and Nature of     Percentage
                                         Beneficial Ownership     of Voting of
                                                                  Securities (1)

Denise D. Smith                                   4,000,000              70.21%
President, CEO & CFO
1541 E. Interstate 30, #140
Rockwall, Texas 75087

Art Xpectations, LLC                             400,000 (2)             7.02%
8607 Ambassador Row #170
Dallas, Texas 75247

Progressive Capital Markets, LLC                 360,000 (3)             6.32%
7602 Sugarbush Trail
Hudson, Ohio 44236

TriPoint Capital Advisors, LLC                   480,000 (4)             8.43%
400 Professional Drive, Suite 310
Gaithersburg, Maryland 20879

All directors and officers as a group (1          4,000,000              70.21%
   person)

     (1) All Percentages have been rounded up to the nearest one hundredth of one percent.
     (2) The person having voting, dispositive or investment powers over Art XPectations is David Austin, Authorized Agent.
     (3) The person having voting, dispositive or investment powers over Progressive Capital is Verle Pilant, Authorized Agent.
     (4) The persons having voting, dispositive or investment powers over TriPoint Capital are Michael Boswell, Louis Taubman and Mark Elenowitz, Authorized Agents. TriPoint Holdings, LLC, a Maryland limited liability company, is a holding company that owns 100% of TriPoint Capital. Mr. Boswell, Mr. Taubman and Mr. Elenowitz are the managers of TriPoint Capital and TriPoint Holdings, and, as such, they may be deemed to control such entities and therefore be the beneficial owners of the securities listed above.

CHANGES IN CONTROL

To the best of our knowledge, there are no arrangements that could cause a change in our control.

                STOCKHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING

Any stockholder who intends to present a proposal at the 2008 Annual Meeting of Stockholders must ensure that the proposal is received by the Corporate Secretary of Silver Pearl, 1541 E. Interstate 30, Suite 140, Rockwall, Texas 75087:

          o Not later than March 2, 2008, if the proposal is submitted for inclusion in our proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934; or

          o    May 1, 2008.

                                   FORM 10-KSB

On April 17, 2007, we filed with the SEC an annual report on Form 10-KSB for the fiscal year ended December 31, 2006. A copy of the Form 10-KSB is enclosed herewith. Upon written request to the Company's Secretary, the exhibits set forth on the exhibit index of the Form 10-KSB may be made available at reasonable charge (which will be limited to our reasonable expenses in furnishing such exhibits).

                                ADMISSION TICKET
                         SILVER PEARL ENTERPRISES, INC.
                        1541 E. Interstate 30, Suite 140
                              Rockwall, Texas 75087


      THIS ADMISSION TICKET ADMITS ONLY THE NAMED STOCKHOLDER AND A GUEST.
NOTE: If you plan on attending the Annual Meeting in person, please bring, in addition to this admission ticket, a proper form of identification. Video, still photography and recording devices are not permitted at the Annual Meeting. For the safety of attendees, all handbags and briefcases are subject to inspection. Your cooperation is appreciated.

      Directions to 1541 E. Interstate 30,Suite 140, Rockwall, Texas 75087:


From downtown Dallas:
Take  Interstate 30 east to Rockwall approximately 25 miles
Take Exit #70 - FM 549
Go north over  Interstate 30 and take the west access road
Go approximatelyone (1) mile to 1541 East Interstate 30.


                                      PROXY

                         SILVER PEARL ENTERPRISES, INC.
                        1541 E. Interstate 30, Suite 140
                              Rockwall, Texas 75087

                 ANNUAL MEETING OF SHAREHOLDERS - JULY 30, 2007

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Denise Smith, as proxy of the undersigned, with full power to appoint her substitute, and hereby authorizes her to represent and to vote all the shares of stock of Silver Pearl Enterprises, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Shareholders of Silver Pearl Enterprises, Inc. to be held at 1541 E. Interstate 30, Suite 140, Rockwall, Texas 75087, on July 30,
2007 at 9:00 a.m. and at any adjournment or postponement thereof.

When this proxy is properly executed, the shares to which this proxy relates will be voted as specified. If no contrary instruction is indicated for any proposal, the vote shall be cast in accordance with the recommendation of the Board of Directors. This proxy authorizes the above designated proxy to vote in her discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule
14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

If you wish to vote in accordance with the Board of Directors' recommendations, just sign below. You need not mark any boxes.


This proxy is solicited on behalf of the Board of Directorsof Silver       Please mark your votes as indicated
Pearl Enterprises, Inc. The Board of Directors unanimously                 in this example. [X]
recommends that you vote "For" each of the proposals.

PLEASE  MARK,  SIGN,  DATE AND  RETURN  THIS PROXY  CARD  PROMPTLY  BY USING THE
ENCLOSED ENVELOPE.

1. To elect The Board of  Directors,  whose  terms  are  described  in the proxy statement. (To withhold authority to vote for any nominee, mark "For All Except"
and write the nominee's name(s) on the line below.)
FOR ALL       WITHHOLD ALL       FOR ALL EXCEPT
[_]               [_]                  [_]
                                             ----------------------------

Please indicate if you intend to attend this meeting [_] YES         [_] NO

If address has changed, please check the box and indicate your new address below     [_]


--------------------------------

--------------------------------

--------------------------------

I/We:  [ ]will attend;  [ ]will not attend the meeting.

Signature(s)                                Date:

-------------------------------------------------------

-------------------------------------------------------
PLEASE PRINT YOUR NAME ABOVE

This proxy must be signed exactly as your name appears hereon. When shares are held by joint tenants, both should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of the duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized officer executing on behalf of the partnership.

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                   FORM 10-KSB

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


  Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                   For the Fiscal Year Ended December 31, 2006

                         SILVER PEARL ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                       333-124837               45-0538522
(State or other jurisdiction    (Commission File Number)   (IRS Employer
  of incorporation)                                         Identification No.)

                  1541 E. Interstate 30, Rockwall, Texas 75087
               (Address of principal executive offices (zip code))

                                  972-722-3352
              (Registrant's telephone number, including area code)



                                (Former address)

Securities registered pursuant to Section 12(b) of the Act:  NONE
Securities registered pursuant to Section 12(g) of the Act:  Common Stock

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Act of 1934 during the past 12 months and (2) has been subject to such filing requirement for the past
90 days.     YES [X]    NO [ ]

Indicate by a check mark whether the company is a shell company (as defined by Rule 12b-2 of the Exchange Act: Yes [ ] No [ X ].

Aggregate market value of the voting stock held by non-affiliates of the registrant as of December 31, 2006: $228,400

Shares of common stock outstanding at December 31, 2006:    5,696,800

PART I.

ITEM 1.  DESCRIPTION OF BUSINESS

         We were incorporated on May 4, 2004 in the State of Texas as Silver Pearl Enterprises, Inc. in order to sell furniture and decorating accessories for both residential and commercial uses. We purchase our furniture through companies that import directly from manufacturers in China, and some decorating items from local importers and distributors. We opened our store in December 2004 and need to raise money for additional inventory and to promote our store and our website.

         Sales in 2006 were $97,738 and in 2005 were $134,690. We sell residential and office furniture that is imported mostly from China and other decorating accessories, some of which are imported and some of which we obtain from local importers and distributors.

We are an independent retailer of home and commercial furniture and related accessories. Our product offerings include sofas, love seats, mirrors, occasional tables, lamps, rugs, bed frames, bureaus and dressers, pictures, and assorted home and business ornamental accessories.

Our sole location is currently located in the Dallas Texas Metroplex operating out of a 2,980 square foot commercial building.

We purchase product by container load resulting in higher retail margins, cheaper pricing to the public, and a non-dependency on any one supplier.

All product sold is bought in its finished state. We perform no assembly or manufacture, acting simply as a retail outlet for imported and regionally purchased home and business furniture and accessories. We are an established business, having been incorporated in June 2004 and having our grand opening in December of 2004. We do not plan to offer a new product for which development is necessary but may offer for sale pre-manufactured products that meet our product mix and tastes of our customer base.

The retail sale of home and office furniture and related accessories is retail focused and therefore driven by the local economy and the individual tastes and preferences of the purchaser. We are keenly aware that to be competitive we must not only offer the best value for the money but also the service our customers expect when purchasing. It is our opinion the competitiveness of the retail industry for home and office furnishing entails quality product, utilitarian and ascetic aspects of the products, and service through product knowledge and timely delivery. Competition varies by local retail outlets and product offering. It is our opinion our imported products are unique and desirable by the discriminating consumer.

We compete with not only local individual retail stores but also with regional and national department store chains. We believe we can compete effectively with the regional and national department stores due to our unique product mix. Most larger furniture companies buy for all retail outlets and offer generic and similar products. We believe our imported furniture and accessories offer an additional choice not found at the traditional chain retailer.

We also believe we have competitively priced product in the mid range pricing scale. This provides access to a larger cross-section of the retailing public that are shopping for products such as we sell. Finally, we believe our ability to make prompt delivery of orders through maintenance of inventory to be a key to the success of not only satisfied customers, but also allowing for repeat business.

The Dallas-Fort Worth Metroplex
According to the DFW Regional Economic Development Fact Book prepared by the Greater Dallas Chamber (located at the following web address http://www.gdc.org/DFW%20Regional%20Economic%20Development%20Fact%20Book.pdf
#search='metroplex%20population) "The eight counties of the Dallas PMSA (Primary Metropolitan Statistical Area) together with the four counties of the Fort Worth PMSA compose the 12-county Dallas-Fort Worth Consolidated Metropolitan Statistical Area (Dallas-Fort Worth CMSA), referred to collectively as the Metroplex. With a population well over 5 million, the Metroplex is the largest market in the Southern US and ninth largest in the nation. Between 2000 and 2030, the diversified population of the Metroplex is expected to grow by 2.7 million people to almost 8 million. Dallas-Fort Worth has a large working-age population. According to Census 2000, the median age of the Metroplex is 32.1 while the national age is 35.3.

This report also identifies Metroplex household income trends. According to this report and based on information from the US Census Bureau, the following chart highlights the increased affluence and therefore increased disposable income of residents of the Metroplex:

DFW Household              1990             2000              2005
Income (Nominal $)         Census           Census            Estimate
----------------------------------------------------------------------

0 - $34,999                52.9%            35.7%             30.5%
$35,000 - $74,999          35.7%            37.0%             37.2%
$75,000 - $150,000          9.3%            21.3%             26.2%
$150,000 +                  2.0%             6.0%              6.0%

Competition
We believe competition will be determined by price, service, and product selection. The Company believes it has a competitive edge in all three categories specifically:

Price  -  Due  to  discount   purchasing   through  container  of  competitively
manufactured quality merchandise, the Company believes it has an advantage over regional and national chain stores.

Selection - Due to the foreign element of the Company's product, it possesses a uniqueness which differentiates it from traditional chain store furnishings and accessories. This in itself will drive the attractiveness factor of the product.

Service - Store purchases are guaranteed same day delivery through contract local metro shipping companies.

Marketing
Marketing activities have been restricted by cash flow and as such have been limited to building signage and word of mouth advertising. Going forward, through the proceeds of this offering, the company intends to increase marketing activities through printed circulars, newspapers, trade magazines and local television and radio commercial spots.

Employees
The Company presently has one employee other than the President.

Other factors
The Company's operations are not dependent on patents, copyrights, trade secrets, know-how or other proprietary information. We do not anticipate doing so in the future. We are not under any confidentiality agreements, covenants and the like.


ITEM 2.  DESCRIPTION OF PROPERTY

The company rents a 2,980 square foot facility on a three year lease at the rate of $1,500 per month from a company controlled by a shareholder. The lease expires in July 2007.


ITEM  3. LEGAL PROCEEDINGS

The company is not involved in any legal proceedings.


ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company did not submit any matters to a vote to the security holders during 2006.

PART II

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDERS MATTERS

The Common Stock is not currently quoted on any exchange.

Shareholders

As of December 31, 2006, there were 139 record holders of the Common Stock.

Dividends

The Company has not paid cash dividends on any class of common equity since formation and the Company does not anticipate paying any dividends on its outstanding common stock in the foreseeable future.

Warrants

The Company has no warrants outstanding.


ITEM 6.   MANAGEMENT DISCUSSIONS AND ANALYSIS OR PLAN OF OPERATION

SUMMARY OF 2006

We started our business in 2004 when we incorporated on May 4, 2004 and opened our store in late November. As a new business we took time to develop our image and our marketing strategy. Sales were lower in 2006 as the initial marketing and advertising blitz in early 2005 spiked sales for the spring and summer.

Results for the Period Ended December 31, 2006

Revenues for the period ended December 31, 2006 were $97,738 compared to $134,690 for 2005.

Cost of goods sold were $75,548 for 2006 and $58,004 for 2005, thus giving us a gross profit of $22,190 or 23% and $76,868 or 57%. Our gross profit went down year-over-year as we began to source product more from local merchants and buy in smaller quantities, thus increasing our cost percentage, whereas in 2005 we sourced significant inventory from China in container loads.

Total operating expenses for the period were $425,400 for 2006 and $132,000 for 2005. Included in the 2006 total is a non-cash expense for consulting services of $265,000 for work completed related to our SB-1 filing. Adjusting for that charge, our expenses were $160,400 or an increase of $28,400 or 22%. The increase is due to professional fees of $10,313, filing fees of $8,096, energy increases of $1,838, deprecation of $1,477, and general supplies of $3,219.

Net loss for the period was $344,649 compared to the loss for 2005 of $56,384.

ITEM 7.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

The financial statements of the Company, together with the independent auditors' report thereon of The Hall Group CPAs appear on pages F-1 through F-11 of this report.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Management of Silver Pearl Enterprises, Inc.
Rockwall, Texas

We have audited the accompanying balance sheet of Silver Pearl Enterprises, Inc. as of December 31, 2006 and the related statements of income, cash flows and stockholders' equity for the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company has suffered significant losses and will require additional capital to develop its business until the Company either (1) achieves a level of revenues adequate to generate sufficient cash flows from operations; or (2) obtains additional financing necessary to support its working capital requirements. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Silver Pearl Enterprises, Inc. as of December 31, 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.




/s/ The Hall Group, CPAs
------------------------
The Hall Group, CPAs
Dallas, Texas

March 2, 2007

                    SILVER PEARL ENTERPRISES, INC.
                             Balance Sheet
                          December 31, 2006

                                ASSETS
Current Assets
    Cash and Cash Equivalents                                         $   7,490
    Inventory                                                            67,082
                                                                      ---------
         Total Current Assets                                            74,572

Fixed Assets - Net of Accumulated Depreciation                           52,925

Other Assets
    Deposits                                                              1,500
    Deferred Tax Benefit                                                 70,117
                                                                      ---------
         Total Other Assets                                              71,617
                                                                      ---------

             TOTAL ASSETS                                             $ 199,114
                                                                      =========

                LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
    Accounts Payable and Accrued Expenses                             $  39,290
    Short Term Note Payable                                                 403
    Line of Credit Payable                                                4,401
                                                                      ---------
         Total Liabilities (All Current)                                 44,094

Stockholders' Equity
    Common Stock, $.001 par value, 20,000,000 shares authorized,
         5,696,800 shares issued and outstanding                          5,698
    Additional Paid-In Capital                                          555,452
    Retained Earnings (Deficit)                                        (406,130)
                                                                      ---------
         Total Stockholders' Equity                                     155,020
                                                                      ---------

             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $ 199,114
                                                                      =========


   The accompanying notes are an integral part of these financial statements.

                           SILVER PEARL ENTERPRISES, INC.
                                Statement of Income
                    For the Years Ended December 31, 2006 and 2005


                                                         2006           2005
                                                     -----------    -----------
REVENUES                                             $    97,738    $   134,690

COST OF SALES                                             75,548         58,004
                                                     -----------    -----------
           GROSS PROFIT                                   22,190         76,686

OPERATING EXPENSES
      Advertising                                         33,223         43,622
      Consulting Services                                265,000              0
      Contract Services                                    9,986          6,354
      Rent                                                19,233         18,000
      License & Fees                                      11,734          3,638
      Office Expenses                                      3,876            590
      Depreciation                                        14,160         12,683
      Other Operating Expenses                            68,188         47,113
                                                     -----------    -----------
           TOTAL OPERATING EXPENSES                      425,400        132,000
                                                     -----------    -----------

NET OPERATING INCOME (LOSS)                             (403,210)       (55,314)

OTHER INCOME (EXPENSE)
      Interest Income                                         33              8
      Interest Expense                                      (819)        (3,050)
      Unrealized Loss from Marketable Securities          (1,969)        (5,930)
                                                     -----------    -----------
           TOTAL OTHER INCOME (EXPENSE)                   (2,755)        (8,972)
                                                     -----------    -----------

NET (LOSS) BEFORE INCOME TAXES                          (405,965)       (64,286)

      Provision for Income Taxes (Expense) Benefit        61,316          7,902
                                                     -----------    -----------

NET (LOSS)                                           $  (344,649)       (56,384)

      Beginning Retained Earnings (Deficit)              (61,481)        (5,097)
                                                     -----------    -----------

ENDING RETAINED EARNINGS (DEFICIT)                   $  (406,130)       (61,481)
                                                     ===========    ===========

EARNINGS PER SHARE

      Weighted Average of Outstanding Shares           5,127,233      4,826,145
                                                     ===========    ===========
      Income (Loss) for Common Stockholders          $     (0.07)         (0.01)
                                                     ===========    ===========


   The accompanying notes are an integral part of these financial statements.



                         SILVER PEARL ENTERPRISES, INC.
                  Statement of Changes in Stockholders' Equity
                 For the Years Ended December 31, 2006 and 2005

                                                Common Stock                Paid-In          Retained
                                            Shares            Amount        Capital          Earnings          Totals
                                       -----------------   ----------------------------   ---------------------------------

2005
----
Beginning Stockholder's Equity                4,760,000    $     4,760   $     104,240    $     (5,097)            103,903

      Issuance of Common Stock
          for Marketable Securities              60,000             60          13,690                              13,750

      Issuance of Common Stock
          for Cash                              205,300            205         102,445                             102,650

      Net (Loss)                                                                               (56,384)            (56,384)
                                       -----------------   ------------  --------------   -------------   -----------------

Ending Stockholders' Equity                   5,025,300    $      5,025  $     220,375    $    (61,481)   $        163,919
                                       =================   ============  ==============   =============   =================

2006
----
      Issuance of Common Stock
          for Cash                              671,500            673         335,077                             335,750

      Net (Loss)                                                                              (344,649)           (344,649)
                                       -----------------   ------------  --------------   -------------   -----------------

Ending Stockholders' Equity                   5,696,800    $     5,698   $     555,452    $   (406,130)   $        155,020
                                       =================   ============  ==============   =============   =================






   The accompanying notes are an integral part of these financial statements.

                         SILVER PEARL ENTERPRISES, INC.
                             Statement of Cash Flows
                 For the Years Ended December 31, 2006 and 2005


                                                           2006         2005
                                                         ---------    ---------
CASH FLOWS FROM OPERATING ACTIVITIES
      Net Income (Loss)                                  $(344,649)   $ (56,384)
      Adjustments to reconcile net income to net cash
       provided by operating activities:
           Depreciation                                     14,160       12,683
           (Increase) in Accounts Receivable                 3,522       (3,522)
           (Increase) in Inventory                           3,809      (14,028)
           (Increase) in Deferred Tax Benefit              (61,316)      (7,902)
           Increase in Accrued Expenses                     29,674        8,907
                                                         ---------    ---------
               Net Cash (Used) by Operating Activities    (354,800)     (60,246)

CASH FLOWS FROM INVESTING ACTIVITIES
           Purchase of Fixed Assets                        (32,188)           0
                                                         ---------    ---------
               Net Cash (Used) by Investing Activities     (32,188)           0

CASH FLOWS FROM FINANCING ACTIVITIES
      Common Stock Issued for Cash                         335,750      102,650
      Common Stock Issued for Marketable Securities              0       13,750
      Note Additions                                             0       28,734
      Note Payments                                        (24,335)      (3,289)
                                                         ---------    ---------
               Net Cash Provided by Financing Activities   311,415      141,845
                                                         ---------    ---------

NET INCREASE IN CASH AND CASH EQUIVALENTS                  (75,573)      81,599

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR              83,063        1,464
                                                         ---------    ---------

CASH AND CASH EQUIVALENTS AT END OF YEAR                 $   7,490    $  83,063
                                                         =========    =========

SUPPLEMENTAL DISCLOSURES

      Cash Paid During the Year for Interest Expense     $     819    $   3,050
                                                         =========    =========
      Stock Issued for Marketable Securities             $       0    $  13,750
                                                         =========    =========


   The accompanying notes are an integral part of these financial statements.

                         SILVER PEARL ENTERPRISES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


NOTE 1 - NATURE OF ACTIVITIES AND SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------------------------------

         Nature of Activities, History and Organization:
         -----------------------------------------------

         Silver Pearl Enterprises, Inc. (The "Company") operates as a retailer of furniture and framed art. The Company is located in Rockwall, Texas and was incorporated on May 4, 2004 under the laws of the State of Texas.

         Significant Accounting Policies:
         --------------------------------

         The Company's management selects accounting principles generally accepted in the United States of America and adopts methods for their application. The application of accounting principles requires the estimating, matching and timing of revenue and expense. Below is a summary of certain significant accounting policies selected by management.

                  Basis of Presentation:
                  ----------------------

                  The Company prepares its financial statements on the accrual basis of accounting.

                  Cash and Cash Equivalents:
                  --------------------------

                  All highly liquid investments with original maturities of three months or less are stated at cost which approximates market value.

                  Marketable Securities:
                  ----------------------

                  Debt securities and equity securities that have readily determinable fair values are recorded at fair value in the accompanying balance sheet and are classified as available-for-sale.

                  Inventory:
                  ----------

                  The inventory method used is the specific identification method. Additionally, inventory is stated at the lower of cost or market value.

                         SILVER PEARL ENTERPRISES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006

NOTE 1 - (CONTINUED)
--------------------

                  Website Development Costs:
                  --------------------------

                  The Company adopted EITF 00-02, "Accounting for website developments costs". In accordance with EITF 00-02, the costs incurred for the (i) website application and infrastructure development; (ii) graphics development; and (iii) content development, which took the website to a functional stage where it could receive orders, were capitalized and amortized over three years. Maintenance expenses or costs that do not result in new revenue producing features or functions, such as updating information and products or maintenance of the website or promotion of the website using search engines, are expensed as incurred. Prior to this development, Silver Pearl had no website. In the twelve months ended December 31, 2006 and 2005, $0 and $700 has been expensed respectively, and none capitalized.

                  Earnings (Loss) per Share:
                  --------------------------

                  Earnings (loss) per share (basic) is calculated by dividing the net income (loss) by the weighted average number of common shares outstanding for the period covered. As the Company has no potentially dilutive securities, fully diluted earnings
                  (loss) per share is identical to earnings (loss) per share (basic).

                  Use of Estimates:
                  -----------------

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

                         SILVER PEARL ENTERPRISES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


NOTE 2 - FIXED ASSETS
---------------------

         Fixed assets at December 31, 2006 are as follows:

                  Furniture & Equipment                       $    3,794
                  Building                                        10,000
                  Sign                                             6,217
                  Transportation Equipment                         4,314
                  Website                                         25,000
                  Leasehold Improvements                          31,153
                  Less: Accumulated Depreciation                 (27,553)
                                                              -----------

                           Total Fixed Assets                 $   52,925
                                                              ===========

         Depreciation expense was $14,460 and $12,683 for the years ended December 31, 2006 and 2005.


NOTE 3 - COMMON STOCK
---------------------

         The Company is authorized to issue 20,000,000 common shares at a par value of $0.001 per share. These shares have full voting rights. At December 31, 2006, there were 5,696,800 shares outstanding as follows:

                                                                Shares
                                                                ------

                  At Inception                                4,000,000
                  June 12, 2004                                 400,000
                  December 1, 2004                              360,000
                  December 2005 in IPO                          265,300
                  2006                                          671,500
                                                              ---------

                           Total Shares Outstanding           5,696,800
                                                              =========

                         SILVER PEARL ENTERPRISES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


NOTE 4 - INCOME TAXES
---------------------

         The Company has adopted Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes (SFAS No. 109), which requires the use of the liability method in the computation of income tax expense and the current and deferred income taxes payable. Under SFAS No. 109, income tax expense consists of taxes payable for the year and the changes during the year in deferred assets and liabilities. Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases and financial reporting bases of assets and liabilities. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

         The Company had a net loss for the year ended December 31, 2006 and 2005, and therefore a deferred tax benefit has been recognized in the amount of $61,316 and $7,902 respectively.

         The realization of deferred tax benefits is contingent upon future earnings.


NOTE 5 - COMMITMENTS AND CONTINGENCIES
--------------------------------------

         The Company leases retail space under a three-year lease which expires in July 2007. Future minimum rental obligations at December 31, 2006 are as follows:

                   Year Ended

                      2007                      $  10,500
                      2008 and After                    0
                                                ---------

                              Totals            $  10,500
                                                =========

         Rent expense was $19,233 and $18,000 for the years ended December 31, 2006 and 2005.

                         SILVER PEARL ENTERPRISES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


NOTE 6 - NOTES PAYABLE
----------------------

         The Company acquired certain assets through the issuance of a note payable and common stock. The note principal was originally $11,931 and was subsequently reduced to $403 through an offset against inventory of $5,136 and payments of $6,392. The balance due at December 31, 2006 is $403.

         The Company entered into an amended and restated revolving credit Arrangement on March 1, 2005 for $50,000. As of December 31, 2005, $28,737 had been drawn down against the credit line. Collateral for the loan includes all of the assets and business interests, as well as all of the common stock that the Chief Executive Officer and Chief Financial Officer own (4,000,000 shares). The loan has an interest rate of 5% per annum, compounded monthly and is due on April 1, 2007. Upon the occurrence of an event of default, Lender may attach and apply any profits accrued by the Company, to cure the default or to apply on account of any indebtedness under the Revolving Credit Arrangement due and owing. At December 31, 2006, the balance owing on the Revolving Credit Arrangement was $4,401.

NOTE 7 - FINANCIAL CONDITION AND GOING CONCERN
----------------------------------------------

         The Company has an accumulated deficit through December 31, 2006 totaling $406,130 and had working capital of $30,478. Because of this accumulated deficit, the Company will require additional working capital to develop its business operations. The Company intends to raise additional working capital either through private placements, public offerings and/or bank financing. See subsequent events per NOTE 8 below. There are no assurances that the Company will be able to either (1) achieve a level of revenues adequate to generate sufficient cash flow from operations; or (2) obtain additional financing through either private placement, public offerings and/or bank financing necessary to support the Company's working capital requirements. To the extent that funds generated from private placements, public offerings and/or bank financing are insufficient, the Company will have to raise additional working capital. No assurance can be given that additional financing will be available, or if available, will be on terms acceptable to the Company. If adequate working capital is not available, the Company may not be able to continue its operations.

         The Company faces many factors in its ability to continue as a going concern, including but not limited to, competition from larger and better capitalized companies, and its ability to lure customers to its retail store.

         Should the above concerns materialize, it is conceivable that the Company would have to suspend or discontinue operations. Management believes that the efforts it has made to promote its operation will continue for the foreseeable future. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The

                         SILVER PEARL ENTERPRISES, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                                DECEMBER 31, 2006


         financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 8 - SUBSEQUENT EVENTS
--------------------------

         The Company sold common shares in the first quarter of 2007 pursuant to their 2006 SB-1 filing.

         Upon the Company redomiciling to Nevada effective February 28, 2007, 20,000,000 shares of preferred stock with a par value of $.001 were authorized. In addition, the Company increased its authorized common shares to 50,000,000 with a par value of $.001.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANICAL DISCLOSURES

None.

ITEM 8A. CONTROLS AND PROCEDURES

(a)      Evaluation of disclosure controls and procedures
         ------------------------------------------------

         We maintain controls and procedures designed to ensure that information required to be disclosed in the reports that we file or submit under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Based upon their evaluation of those controls and procedures performed within 90 days of the filing date of this report, our chief executive officer and the principal financial officer concluded that our disclosure controls and procedures were adequate.

(b)      Changes in internal controls
         ----------------------------

         There were no significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation of those controls by the chief executive officer and principal financial officer.

PART III.

ITEM 9.  DIRECTORS AND EXECUTIVE OFFICERS OF REGISTRANT

As of December 31, 2006, the following persons serve as directors and officers of the Company.

Denise D. Smith            Chief Executive Officer, President, Chief Financial
                           Officer and Director

Denise D. Smith. Ms. Smith graduated from Oklahoma State University with a degree in Advertising and Public Relations. She held various sales positions selling advertising for brochures, magazines and a television station. These positions required her to interact with business owners and help them develop an advertising and marketing plan for their business and working with local and national advertising agencies in selling advertising for their clients. This entailed describing the different advertising avenues which gave her an expertise in the advertising and marketing area. She also was required to develop territories and generate new business for her employers. After working successfully in these sales positions she took time to raise a family. Since June 4, 2004, she has been the sole officer and director of Silver Pearl Enterprises, Inc.


ITEM 10. EXECUTIVE COMPENSATION

Our executive officer received $5,100 in 2006 and $1,560 in 2005.

ITEM 11. SECUIRTY OWNERSHIP OF MANANGEMENT AND BENEFICIAL OWNERS


As of December 31, 2006 the following persons are known to the Company to own 5% or more of the Company's Voting Stock:

Title/relationship                                      Amount owned
to Issuer               Name of Owner                   before offering  Percent
--------------------------------------------------------------------------------
President, Secretary
    and Director        Denise D. Smith                 4,000,000        70.22%

Shareholder             Art Xpectations, LLC              400,000         7.02%

Shareholder             VMP Enterprises, LLC              360,000         6.32%

Shareholder             TriPoint Capital Advisors, LLC    480,000         8.43%
                                                        ---------         -----


All officers, directors, and
5% shareholders as a group                               5,240,000        91.99%

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTION

None.


ITEM 13. EXHIBITS, FINANICAL STATEMENTS AND REPORTS ON FORM 8-K

(a) The following documents are filed as part of this report: Included in Part II, Item 7 of this report:

         Independent Auditor's Report

         Balance Sheet as of December 31, 2006

         Statement of Income for the Years Ended December 31, 2006 and December 31, 2005

         Statement of Stockholders' Equity For the Years Ended December 31, 2006 and December 31,2005

         Statement of Cash Flows For the Years Ended December 31, 2006 and December 31, 2005

         Notes to the Financial Statements

(b) The company filed the following Form 8-Ks in 2006.

None.

(c) Exhibits

31       Certification

32 Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 - CEO and CFO



ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(1) AUDIT FEES
The aggregate fees billed for professional services rendered by our auditors, for the audit of the registrant's annual financial statements and review of the financial statements included in the registrant's Form 10-KSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2006 and 2005 was $2,500 and $4,500 respectively.

(2) AUDIT-RELATED FEES
$2,500

(3) TAX FEES
NONE

(4) ALL OTHER FEES
NONE

(5) AUDIT COMMITTEE POLICIES AND PROCEDURES The Company does not have an audit committee.

(6) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Annual Report on Form 10-KSB to be signed on its behalf by the undersigned hereunto duly authorized.


SILVER PEARL ENTERPRISES, INC.

By:  /s/ Denise D. Smith
         ---------------
         Denise D. Smith
         Chief Executive Officer and Chief Financial Officer

Dated: April 11, 2007